                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 14, 2006
                                                           ------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-18863                   59-3392443
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

13386 International Parkway, Jacksonville, Florida                   32218
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
           ------------------------------------------

     On May 14, 2006, Armor Holdings, Inc. ("Armor"), a Delaware corporation,
Santana Acquisition Corp., a Texas corporation and a wholly-owned subsidiary of
Armor ("Santana"), and Stewart & Stevenson Services, Inc., a Texas corporation
("Stewart & Stevenson"), entered into an amendment (the "Amendment") to
Agreement and Plan of Merger dated as of February 27, 2006, by and among Armor,
Santana and Stewart & Stevenson (the "Merger Agreement"). The Amendment provides for an increase in the Per Share Consideration (as defined in the Merger
Agreement) from $35.00 to $36.50 per share in cash; provided, however, that if the proposal relating to the merger is not approved by Stewart & Stevenson's shareholders entitled to vote thereon at the special meeting of shareholders to be reconvened on May 25, 2006 by the requisite vote required under applicable law, then the Per Share Consideration shall revert to $35.00 automatically and without any further action being required by any of the parties. No other amendments were made to the Merger Agreement.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

     A subsidiary of Stewart & Stevenson and a subsidiary of Armor are parties to (i) Teaming Agreements relating to the joint development of the armored cab for the U.S. Army's Family of Medium Tactical Vehicles, which includes the High
Mobility Artillery Rocket System, and (ii) purchase orders for the supply by a subsidiary of Armor to a subsidiary of Stewart & Stevenson of armoring materials for incorporation into Stewart & Stevenson's Low Signature Armored Cabs.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (d)  Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit     Description
-------     -----------

2.1         Amendment, dated May 14, 2006, to Agreement and Plan of Merger by and among Armor Holdings, Inc., Santana Acquisition Corp. and
            Stewart & Stevenson Services, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2006

                                               ARMOR HOLDINGS, INC.

                                           By: /s/ Robert Schiller
                                               --------------------------
                                               Name: Robert Schiller
                                               Title: President & COO

                                  EXHIBIT INDEX

Number         Exhibit
------         -------

2.1            Amendment, dated May 14, 2006, to Agreement and Plan of Merger by and among Armor Holdings, Inc., Santana Acquisition Corp. and
               Stewart & Stevenson Services, Inc.